UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 26, 2011

America Service Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19673	51-0332317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (615) 373-3100

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

          On May 26, 2011, America Service Group Inc. (the “Company”) announced the dismissal of the purported class action lawsuit filed on behalf of the Company’s stockholders in the Chancery Court for Davidson County, Tennessee, styled Colleen Witmer, individually and on behalf of all others similarly situated, v. America Service Group Inc., Valitás Health Services, Inc., Whiskey Acquisition Corp., Burton C. Einspruch, William M. Fenimore, Jr., John W. Gildea, Richard Hallworth, John C. McCauley, Michael W. Taylor and Richard D. Wright.  The complaint sought an order enjoining or rescinding the previously announced merger (the “Merger”) pursuant to the Agreement and Plan of Merger, dated March 2, 2011 (“Merger Agreement”), under which  Valitás Health Services, Inc. (“Valitás”), the parent company of Correctional Medical Services, Inc. (“CMS”), would acquire the Company, together with other relief.  The Company noted that no consideration was paid or promised to the plaintiffs in exchange for the dismissal.

          A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

          Separately the Company is also reporting that certain individual employees, including Rich Hallworth, John McCauley, Jon Walker and Scott King, may be given the opportunity to invest in preferred units and class A common units (the “Rollover Equity”) of Valitás Equity LLC (“Valitás LLC”), the ultimate parent of Valitás Health Services, Inc. by (i) exchanging shares of the Company’s common stock for Rollover Equity, and (ii) purchasing Rollover Equity.  The Company understands that any exchanges would occur prior to the consummation of the Merger (but only if the Merger consummation was all but assured), whereas any purchases would occur promptly following completion of the Merger.  The Company also understands that the value ascribed to shares of the Company’s common stock for purposes of any exchange would be the per share merger consideration for the Merger, but that the remaining terms of any such investment might otherwise vary among the participants.  The Company has been told that the Rollover Equity would represent no more than 1.85% in the aggregate of the outstanding equity of Valitás LLC as of the closing of the Merger.  This ability to invest in Valitás LLC is not being made to all of the Company’s stockholders, but is being offered only to the aforementioned individuals identified by Valitás LLC in its sole discretion.

          Pursuant to the terms of the Merger Agreement, the closing of the Merger remains subject to satisfaction or waiver of certain other conditions, including the adoption of the Merger Agreement by the stockholders of the Company.  A special stockholders’ meeting to vote upon the adoption of the Merger Agreement is scheduled for June 1, 2011.

Cautionary Statement

          This press release contains “forward-looking” statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Statements in this release that are not historical facts, including statements about America Service Group’s or management’s beliefs and expectations, constitute forward-looking statements and may be indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “expects,” “projects,” “should,” “will,” “believes” or “intends” and similar words and phrases.  Readers should not place undue reliance on such forward-looking statements.  Forward-looking statements involve inherent risks and uncertainties.  The material factors that could cause actual results to differ materially from those expressed in forward-looking statements include, without limitation, the following: (1) the inability to complete the Merger in a timely manner; (2) the inability to complete the Merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the Merger; (3) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (4) the failure to obtain the necessary debt financing arrangements set forth in the commitment letters received by Valitás in connection with the Merger Agreement; (5) the impact of the substantial indebtedness incurred to finance the consummation of the Merger; (6) the possibility that competing offers will be made; (7) the effect of the announcement of the transaction on America Service Group’s business relationships, operating results and business generally, either before or after the consummation of the transaction; (8) diversion of management’s attention from ongoing business concerns as a result of the pendency or consummation of the Merger; and (9) general economic or business conditions  and other factors. Additional information on risk factors that may affect the business and financial results of America Service Group can be found in America Service Group’s most recent Annual Report on Form 10-K and in the filings of America Service Group made from time to time with the SEC. America Service Group undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

          In connection with the Merger, America Service Group has filed with the SEC a proxy statement with respect to the special meeting of stockholders that will be held to consider the Merger.  The definitive proxy statement and a form of proxy has been mailed to the stockholders of America Service Group.  BEFORE MAKING ANY VOTING DECISION, AMERICA SERVICE GROUP’S STOCKHOLDERS ARE STRONGLY URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT AMERICA SERVICE GROUP AND THE MERGER.  America Service Group’s stockholders are able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov.  America Service Group’s stockholders are also able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to America Service Group Inc., Attn: Scott King, General Counsel, 105 Westpark Drive, Suite 200, Brentwood, Tennessee, 37027, telephone: (615) 373-3100, or from the investor relations section of America Service Group’s website at www.asgr.com.

Proxy Solicitation

          America Service Group and its directors and officers may be deemed to be participants in the solicitation of proxies from America Service Group’s stockholders with respect to the special meeting of stockholders that will be held to consider the Merger.  More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, is set forth in the proxy statement filed with the SEC on April 28, 2011 and other materials filed with the SEC in connection with the Merger.  Information regarding America Service Group’s directors and executive officers is also available in America Service Group’s Annual Report on Form 10-K filed with the SEC on March 3, 2011 and amended on April 29, 2011.

Item 9.01.          Financial Statements and Exhibits.

 (a)       Not applicable.

  (b)       Not applicable.

  (c)       Not applicable.

  (d)      Exhibits:

       99.1      Press Release dated May 26, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.

Date:	May 26, 2011	By:	/s/	Michael W. Taylor
Michael W. Taylor
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Press release dated May 26, 2011.